                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                     PORTFOLIO AT A GLANCE
          Q&A WITH YOUR PORTFOLIO MANAGERS       4

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       7
                      FINANCIAL STATEMENTS       9
             NOTES TO FINANCIAL STATEMENTS      15
            REPORT OF INDEPENDENT AUDITORS      20
     FUND OFFICERS AND IMPORTANT ADDRESSES      21

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
June 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH CONTINUED TO BE STRONG WITH THE GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASING TO A 5.5 ANNUALIZED PERCENTAGE RATE IN THE FIRST QUARTER OF 2000. THIS WAS THE THIRD CONSECUTIVE QUARTER IN WHICH THE ECONOMY GREW FASTER THAN 5 PERCENT. HIGH LEVELS OF CONSUMER CONFIDENCE, LOW LEVELS OF UNEMPLOYMENT, AND INCREASING PRODUCTIVITY WERE PRIMARY FACTORS UNDERLYING THE HEALTHY ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL AND MAY, THE FACTORS UNDERPINNING CONSUMER ACTIVITY--RISING WAGES AND LOW UNEMPLOYMENT--REMAINED LARGELY UNCHANGED.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIED TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP NUMBERS PROMPTED THE FEDERAL RESERVE BOARD TO RAISE INTEREST RATES AND REMAIN ACTIVE IN GUARDING AGAINST INFLATION AND TEMPERING ECONOMIC GROWTH. THE CONSUMER PRICE INDEX (CPI) ALSO ROSE TO HIGHER LEVELS DURING THE REPORTING PERIOD. BOTH GDP AND CPI DATA WARRANTED AN INCREASE OF SHORT-TERM RATES BY 0.25 PERCENT IN NOVEMBER AND FEBRUARY AND BY 0.50 PERCENT IN MAY.

THE PERSONAL CONSUMPTION EXPENDITURES PRICE INDEX, A MEASURE OF INFLATION WATCHED BY FEDERAL RESERVE POLICY MAKERS, ROSE TO 3.1 PERCENT IN THE FIRST QUARTER OF 2000. GIVEN THE FEDERAL RESERVE'S AIM TO ACHIEVE AN ECONOMIC GROWTH RATE BETWEEN 3 AND 4 PERCENT, A RANGE THAT WOULD BE CONSIDERED LESS LIKELY TO PROMPT HIGHER INFLATION, FURTHER INTEREST RATE HIKES MAY BE LIKELY BEFORE THE END OF THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1998 - March 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 98                                                                            6.7
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.7
Jun 99                                                                            1.9
Sep 99                                                                            5.7
Dec 99                                                                            7.3
Mar 00                                                                            5.5

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 1998 - May 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 98                                                                       5.5                               1.7
                                                                             5.5                               1.7
                                                                             5.5                               1.7
Aug 98                                                                       5.5                               1.6
                                                                            5.25                               1.5
                                                                               5                               1.5
Nov 98                                                                      4.75                               1.5
                                                                            4.75                               1.6
                                                                            4.75                               1.7
Feb 99                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                               5                                 2
                                                                               5                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.7
                                                                               6                                 3
May 00                                                                       6.5                               3.1

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN RESERVE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE FUND'S FISCAL YEAR. THE TEAM IS LED BY MICHAEL BIRD, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED MAY 31, 2000.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

A   Concerns that a continuing strong
economy might ignite inflation spurred generally higher interest rates during the fund's fiscal year. Rising employment costs, strong consumer spending, and spikes in commodities prices contributed to several rate hikes--six since June 1999--approved by the Federal Reserve Board. With the most recent increase in May 2000, the federal funds rate, a key short-term lending rate, ended the period at 6.5 percent.

    A volatile equity market didn't help the fixed-income market, which struggled with the challenges of rising interest rates and, mid-year, the effects of the year 2000 (Y2K) computer scare. Concerns that Y2K might make it difficult for investors to liquidate their investments in the final weeks of the year ultimately led yield spreads to widen between Treasuries and other types of bonds, such as corporate, high-yield, and mortgage-backed securities. However, these fears proved to be unfounded at the start of the new year.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   With the exception of some
defensive maneuvering toward the end of the year in preparation for Y2K, we continued to pursue a portfolio allocation of at least half of the fund's assets invested in commercial paper, approximately one-third of the fund's assets in bank notes and CDs (certificates of deposit), and the remainder allocated between agency discount notes and repurchase agreements ("repos").

    In the fourth quarter of 1999, our defensive investment strategies included a heightened focus on extremely liquid investments and a short average maturity. This position served the fund well in light of increased Fed activity and rising interest rates. During the last six months of the reporting period, we renewed our focus on commercial paper, which tended to provide the greatest yield advantage among the fund's investments. Correspondingly,

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of May 31, 2000
- Commercial Paper...  64.7%
- Certificates of
  Deposit............  18.3%
- Agencies...........   9.4%
- Repurchase
  Agreements.........   6.3%
- Notes..............   1.3%

                                     [PIE CHART]
As of May 31, 1999
- Commercial Paper...  38.0%
- Certificates of
  Deposit............  15.0%
- Agencies...........  14.2%
- Repurchase
  Agreements.........  28.1%
- Notes..............   4.7%

                                     [PIE CHART]

we decreased the fund's emphasis on bank notes and CDs during the last six months of the reporting period, because these securities provided less value. At the end of the reporting period, market conditions enabled us to shift more assets from repos to commercial paper, creating a slight overweighting in that sector.

    Within the commercial paper sector, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also continued to favor commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the portfolio's risk by investing in longer-term paper, which provides only a minimally higher return than shorter-term paper.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The Van Kampen Reserve Fund
continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income.(1) As of May 31, 2000, the seven-day average yield was 5.39 percent for Class A shares, 4.62 percent for Class B shares, and 4.62 percent for Class C shares, with an effective annual yield of 5.53 percent for Class A shares, 4.73 percent for Class B shares, and 4.72 percent for Class C shares.

    For the 12-month period ended May 31, 2000, the fund achieved a total return at net asset value of 4.92 percent(2) for Class A shares and 4.14 percent(2) for Class B and Class C

(1) Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

(2) Total return assumes reinvestment of all distributions for the 12-month period ended May 31, 2000.

    shares. Including sales charges, the fund's total return for Class B and C shares was 0.14 percent and 3.14 percent, respectively. (Sales charges do not apply for Class A shares.) Please note that the yield quotation more closely reflects the current earnings of the fund than the total return quotation. Of course, past performance is no guarantee of future results.

    The average total return for money market funds, as measured by Lipper Analytical Services, was 5.12 percent over the same period. This return reflects the performance of 30 qualifying funds, assuming reinvestment of all distributions during the 12-month period ended May 31, 2000.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET OVER THE COMING MONTHS?

A   With an eye on the Fed, we'll
continue to monitor key economic statistics for signs of an economic slowdown and clues about the Fed's interest-rate bias. If inflationary pressures continue, even at a moderate level, it's anticipated that the Fed will continue to increase rates toward the end of the summer.

    If the Fed moves away from its tightening bias, we'll look for opportunities to extend the fund's maturity and explore higher-yielding securities. Because we don't see evidence of a shift yet, we will continue to maintain our focus on the allocation described earlier in this report and hold a short portfolio duration. At the same time, we'll look to add value to the portfolio through careful security selection as we continue to seek to achieve the fund's objectives of protection of capital and high current income.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

  PAR                                                 YIELD ON
 AMOUNT                                               DATE OF                AMORTIZED
 (000)                    DESCRIPTION                 PURCHASE   MATURITY       COST
           CERTIFICATES OF DEPOSIT  16.1%
$ 9,000    Bank of America...........................   6.433%   10/16/00   $  8,996,668
 16,000    Bank of America...........................   6.974    10/16/00     16,000,000
 25,000    BNP Paribas...............................   6.608    06/27/00     25,000,000
 25,000    Canadian Imperial Bank....................   6.728    08/08/00     24,998,436
 25,000    Northern Trust Co. .......................   6.242    06/21/00     25,000,274
 15,000    SunTrust Bank.............................   6.284    07/06/00     15,000,343
 25,000    UBS, AG...................................   5.673    07/17/00     24,990,362
                                                                            ------------
           Total Certificates of Deposit.................................    139,986,083
                                                                            ------------

           COMMERCIAL PAPER  57.2%
 25,000    Abbott Labs...............................   6.595    06/30/00     24,869,701
 12,500    American Express Credit Corp. ............   6.572    06/02/00     12,497,750
 25,000    American Express Credit Corp. ............   6.594    06/29/00     24,874,194
 25,000    American General Finance Corp. ...........   6.855    08/28/00     24,593,611
 25,000    Associates Corp. of North America.........   6.855    06/01/00     25,000,000
 25,000    Bank of Nova Scotia.......................   6.192    06/26/00     24,894,445
 25,000    Chevron USA, Inc. ........................   6.575    06/13/00     24,946,083
 25,000    CIT Group Holdings, Inc. .................   6.190    06/05/00     24,983,056
 25,000    Citicorp..................................   6.487    06/16/00     24,933,542
 25,000    Coca Cola Co. ............................   6.618    07/10/00     24,824,500
 25,000    DaimlerChrysler Corp. ....................   6.329    06/02/00     24,995,667
 12,500    DaimlerChrysler Corp. ....................   6.629    06/07/00     12,486,396
 25,000    Ford Motor Credit Corp. ..................   6.693    07/13/00     24,808,958
 13,000    General Electric Capital Corp. ...........   6.815    06/01/00     13,000,000
 25,000    General Electric Capital Corp. ...........   6.348    06/19/00     24,922,000
 25,000    General Motors Acceptance Corp. ..........   6.220    06/14/00     24,944,750
 25,000    IBM Credit Corp. .........................   6.196    06/01/00     25,000,000
 25,000    Merrill Lynch & Co. Inc. .................   6.748    07/24/00     24,757,451
 25,000    Norwest Financial, Inc. ..................   6.126    06/12/00     24,953,938
 25,000    Prudential Funding Corp. .................   6.672    07/12/00     24,814,076
 10,000    Societe Generale North America Inc. ......   6.402    11/09/00      9,725,406
 25,000    State Street Boston Corp. ................   6.040    06/07/00     24,975,208
                                                                            ------------
           Total Commercial Paper........................................    495,800,732
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000

  PAR                                                            YIELD ON
 AMOUNT                                                          DATE OF     AMORTIZED
 (000)                    DESCRIPTION                  COUPON    PURCHASE       COST
           NOTE  1.2%
$10,000    LaSalle National Bank.....................   6.571%   11/03/00   $ 10,000,000
                                                                            ------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS  8.3%
 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................   6.379    06/06/00     14,986,906
 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................   6.151    07/06/00     14,912,062
 20,000    Federal National Mortgage Association
           Discount Note.............................   5.331    07/07/00     19,895,400
 15,000    Student Loan Marketing Medium Term Note...   6.063    08/03/00     15,010,738
  7,500    Student Loan Marketing Short Term Note....   6.265    09/21/00      7,495,739
                                                                            ------------
           Total U.S. Government Agency Obligations......................     72,300,845
                                                                            ------------

           REPURCHASE AGREEMENT  5.6%
           BankAmerica Securities ($48,200,000 par collateralized by U.S.
           Government obligations in a pooled cash account, dated
           05/31/00, to be sold on 06/01/00 at $48,208,663)..............     48,200,000
                                                                            ------------

TOTAL INVESTMENTS  88.4% (A).............................................    766,287,660

OTHER ASSETS IN EXCESS OF LIABILITIES  11.6%.............................    100,515,526
                                                                            ------------

NET ASSETS  100.0%.......................................................   $866,803,186
                                                                            ============

(a) At May 31, 2000, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2000

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $766,287,660
Receivables:
  Fund Shares Sold..........................................   109,644,921
  Interest..................................................     2,497,971
Other.......................................................        75,504
                                                              ------------
    Total Assets............................................   878,506,056
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    10,031,082
  Distributor and Affiliates................................       464,206
  Income Distributions......................................       399,641
  Investment Advisory Fee...................................       260,244
  Custodian Bank............................................       192,610
Trustees' Deferred Compensation and Retirement Plans........       223,756
Accrued Expenses............................................       131,331
                                                              ------------
    Total Liabilities.......................................    11,702,870
                                                              ------------
NET ASSETS..................................................  $866,803,186
                                                              ============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $866,865,574
Accumulated Undistributed Net Investment Income.............         2,508
Accumulated Net Realized Loss...............................       (64,896)
                                                              ------------
NET ASSETS..................................................  $866,803,186
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $573,291,949 and
    573,331,156 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $238,838,956 and 238,842,750 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $54,672,281 and 54,696,056 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2000

INVESTMENT INCOME:
Interest....................................................  $51,966,920
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,651,499
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,019,761, $1,790,460, and $371,357,
  respectively).............................................    3,181,578
Shareholder Services........................................    1,954,495
Custody.....................................................      130,847
Legal.......................................................       63,250
Trustees' Fees and Related Expenses.........................       45,422
Other.......................................................      545,968
                                                              -----------
    Total Expenses..........................................    9,573,059
    Less Credits Earned on Cash Balances....................       80,482
                                                              -----------
    Net Expenses............................................    9,492,577
                                                              -----------
NET INVESTMENT INCOME.......................................  $42,474,343
                                                              ===========
NET REALIZED LOSS...........................................  $    (2,832)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $42,471,511
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended May 31, 2000, and 1999

                                                    YEAR ENDED           YEAR ENDED
                                                   MAY 31, 2000         MAY 31, 1999
                                                 -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $     42,474,343     $     34,857,720
Net Realized Gain/Loss.........................            (2,832)              31,626
                                                 ----------------     ----------------
Change in Net Assets from Operations...........        42,471,511           34,889,346
                                                 ----------------     ----------------

Distributions from Net Investment Income:
  Class A Shares...............................       (32,587,988)         (28,300,866)
  Class B Shares...............................        (8,191,882)          (5,631,517)
  Class C Shares...............................        (1,735,136)            (934,371)
                                                 ----------------     ----------------
Total Distributions............................       (42,515,006)         (34,866,754)
                                                 ----------------     ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................           (43,495)              22,592
                                                 ----------------     ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    20,201,171,990       22,546,743,249
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................        36,993,767           34,866,754
Cost of Shares Repurchased.....................   (20,057,635,316)     (22,668,497,361)
                                                 ----------------     ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       180,530,441          (86,887,358)
                                                 ----------------     ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       180,486,946          (86,864,766)
NET ASSETS:
Beginning of the Period........................       686,316,240          773,181,006
                                                 ----------------     ----------------
End of the Period (Including accumulated
  undistributed net investment income of $2,508
  and $43,171, respectively)...................  $    866,803,186     $    686,316,240
                                                 ================     ================

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS A SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0482      .0449      .0467      .0440      .0465
Less Distributions from Net
  Investment Income..................   (.0482)    (.0449)    (.0467)    (.0440)    (.0465)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return.........................    4.92%      4.55%      4.78%      4.52%      4.75%
Net Assets at End of the Period (In
  millions)..........................  $ 573.3    $ 529.6    $ 634.1    $ 451.3    $ 440.3
Ratio of Expenses to Average Net
  Assets*(a).........................    0.82%      0.84%      1.02%      1.02%      1.07%
Ratio of Net Investment Income to
  Average Net Assets*................    4.71%      4.38%      4.60%      4.38%      4.62%

 *For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS B SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0406      .0374      .0391      .0363      .0388
Less Distributions from Net
  Investment Income..................   (.0406)    (.0374)    (.0391)    (.0363)    (.0388)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return (a).....................    4.14%      3.78%      3.99%      3.71%      3.95%
Net Assets at End of the Period (In
  millions)..........................  $ 238.8    $ 129.8    $ 123.0    $ 103.0    $  81.5
Ratio of Expenses to Average Net
  Assets*(b).........................    1.57%      1.63%      1.79%      1.77%      1.86%
Ratio of Net Investment Income to
  Average Net Assets*................    3.96%      3.71%      3.91%      3.70%      3.75%

 * For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
           CLASS C SHARES              ---------------------------------------------------
                                        2000       1999       1998       1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       -------    -------    -------    -------    -------
Net Investment Income................    .0406      .0373      .0392      .0362      .0387
Less Distributions from Net
  Investment Income..................   (.0406)    (.0373)    (.0392)    (.0362)    (.0387)
                                       -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                       =======    =======    =======    =======    =======

Total Return (a).....................    4.14%      3.77%      3.99%      3.72%      3.94%
Net Assets at End of the Period (In
  millions)..........................  $  54.7    $  26.9    $  16.1    $   8.4    $   9.7
Ratio of Expenses to Average Net
  Assets*(b).........................    1.57%      1.63%      1.78%      1.78%      1.87%
Ratio of Net Investment Income to
  Average Net Assets*................    3.96%      3.73%      3.91%      3.64%      3.81%

 * For the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $64,398 which will expire between May 31, 2001 and May 31, 2008, of this amount $6,782 will expire on May 31, 2001.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

F. EXPENSE REDUCTIONS During the year ended May 31, 2000, the Fund's custody fee was reduced by $80,482 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................     .50 of 1%
Next $100 million...........................................     .45 of 1%
Next $100 million...........................................     .40 of 1%
Over $350 million...........................................     .35 of 1%

    For the year ended May 31, 2000, the Fund recognized expenses of approximately $63,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

    For the year ended May 31, 2000, the Fund recognized expenses of approximately $38,200 representing Van Kampen Funds Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2000, the Fund recognized expenses of approximately $1,494,900. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At May 31, 2000, capital aggregated $573,317,572, $238,852,191 and $54,695,811 for Classes A, B and C, respectively. For the year ended May 31, 2000, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   18,409,830,894    $ 18,409,830,894
  Class B........................................    1,333,924,471       1,333,924,471
  Class C........................................      457,416,625         457,416,625
                                                   ---------------    ----------------
Total Sales......................................   20,201,171,990    $ 20,201,171,990
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       28,255,055    $     28,255,055
  Class B........................................        7,247,047           7,247,047
  Class C........................................        1,491,665           1,491,665
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       36,993,767    $     36,993,767
                                                   ===============    ================
Repurchases:
  Class A........................................  (18,394,381,792)   $(18,394,381,792)
  Class B........................................   (1,232,117,711)     (1,232,117,711)
  Class C........................................     (431,135,813)       (431,135,813)
                                                   ---------------    ----------------
Total Repurchases................................  (20,057,635,316)   $(20,057,635,316)
                                                   ===============    ================

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

    At May 31, 1999, capital aggregated $529,613,415, $129,798,384, and
$26,923,334 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   20,964,963,416    $ 20,964,963,502
  Class B........................................    1,241,941,716       1,241,941,716
  Class C........................................      339,838,031         339,838,031
                                                   ---------------    ----------------
Total Sales......................................   22,546,743,163    $ 22,546,743,249
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       28,300,866    $     28,300,866
  Class B........................................        5,631,517           5,631,517
  Class C........................................          934,371             934,371
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       34,866,754    $     34,866,754
                                                   ===============    ================
Repurchases:
  Class A........................................  (21,097,762,520)   $(21,097,762,520)
  Class B........................................   (1,240,799,799)     (1,240,799,799)
  Class C........................................     (329,935,042)       (329,935,042)
                                                   ---------------    ----------------
Total Repurchases................................  (22,668,497,361)   $(22,668,497,361)
                                                   ===============    ================

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended May 31, 2000, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000

conversion feature. For the year ended May 31, 2000, no Class C shares converted to Class A shares.

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                    DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                                ---------------------
YEAR OF REDEMPTION                                              CLASS B       CLASS C
First.......................................................     4.00%         1.00%
Second......................................................     4.00%          None
Third.......................................................     3.00%          None
Fourth......................................................     2.50%          None
Fifth.......................................................     1.50%          None
Sixth and Thereafter........................................      None          None

    For the year ended May 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $1,533,200. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 2000, are payments retained by Van Kampen of approximately $1,711,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Reserve Fund, as of May 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of Van Kampen Reserve Fund for the year ended May 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated July 1, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Reserve Fund at May 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP SIG]
Chicago, IL
July 14, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data.